Exhibit 10.1

CUSIP NO. (REVOLVING CREDIT FACILITY) 42328JAB1

CUSIP NO. (TERM LOAN FACILITY) 42328JAC9

CUSIP NO. (TERM LOAN A-2 FACILITY) 86676RAD4

Incremental Facility Amendment to Second Amended and Restated Credit Agreement

Dated as of May 17, 2023

to the

Second Amended and Restated Credit Agreement

Dated as of October 28, 2020

among

Helios Technologies, inc.,
as Borrower,

The Guarantors From Time to Time Party Thereto,

The Lenders from time to time party thereto

and

PNC Bank, National Association
as Administrative Agent, an Issuing Lender, and Swing Loan Lender

PNC Capital Markets LLC,

as Joint Lead Arranger and Sole Bookrunner

Truist Securities, inc.,

as Joint Lead Arranger

Truist Bank,

as Syndication Agent

Citibank, N.A.,

Regions Bank,

and

Wells Fargo Bank, National Association,

as Co-Documentation Agents

INCREMENTAL facility AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS INCREMENTAL FACILITY AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of May 17, 2023 (the “Term Loan A-2 Effective Date”) is entered into by and among HELIOS TECHNOLOGIES, INC., a Florida corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and PNC Bank, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Lender, and Swing Loan Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended hereby.

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and the Administrative Agent are parties that certain Second Amended and Restated Credit Agreement dated as of October 28, 2020 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested implementation of an Incremental Term Loan pursuant to Section 2.11 of the Credit Agreement and certain other modifications to the Credit Agreement, and the Lenders providing such Incremental Term Loan, the Required Lenders and the Administrative Agent have agreed to such modifications subject to the terms hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Term Loan A-2.
(a)
Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Lender identified on the signature pages hereto as a Term Loan A-2 Lender (each a “Term Loan A-2 Lender”) severally agrees to make an Incremental Term Loan to the Borrower pursuant to Section 2.11 of the Credit Agreement on the Term Loan A-2 Effective Date (individually or collectively, “Term Loan A-2”) in Dollars in such principal amount of such Term Loan A-2 Lender’s commitment set forth on Schedule 1(a) attached hereto (each a “Term Loan A-2 Commitment” and collectively the “Term Loan A-2 Commitments”). The failure of any Term Loan A-2 Lender to make a Term Loan A-2 shall not relieve any other Term Loan A-2 Lender of its obligations to make a Term Loan A-2 nor shall it impose any additional liability on any other Term Loan A-2 Lender hereunder. The Term Loan A-2 Lenders shall have no obligation to make the Term Loan A-2 hereunder after the Term Loan A-2 Effective Date, and any portion of the Term Loan A-2 Commitment not drawn on the Term Loan A-2 Effective Date shall automatically expire. The Term Loan A-2 Commitments are not revolving credit commitments, and the Borrower shall not have the right to borrow, repay and reborrow the Term Loan A-2. The existing Schedule 1.1(A) to the Credit Agreement shall be deemed to be amended to include the information set forth on Schedule 1(a) attached hereto.
(b)
The Applicable Margin with respect to the Term Loan A-2 provided hereby shall be the rate per annum with respect to Loans determined in accordance with the definition of “Applicable Margin” set forth in the Credit Agreement.

(c)
Unless accelerated pursuant to Section 9 of the Credit Agreement, all principal and interest not sooner paid on the Term Loan A-2 shall be due and payable on October 28, 2025 (the “Term Loan A-2 Maturity Date”), the final maturity thereof. The Term Loan A-2 will not be subject to amortization prior to the Term Loan A-2 Maturity Date.
(d)
The Borrower shall use all proceeds of the Term Loan A-2 provided hereby for working capital, Permitted Acquisitions, refinancing outstanding Revolving Credit Loans and other Indebtedness and other lawful corporate purposes.
(e)
Except as provided in this Agreement, all other terms and conditions applicable to the Term Loan A-2 shall be the same as with regard to the Initial Term Loan made pursuant to Section 3.1 of the Credit Agreement. The Term Loan A-2 shall be a Term Loan and an Incremental Term Loan under the Credit Agreement and shall rank pari passu in right of payment and/or security with the other Loans under the Credit Agreement.
2.
Amendments to Credit Agreement. Upon the effectiveness of this Agreement, the Loan Parties, the Required Lenders and the Administrative Agent hereby amend the Credit Agreement as follows:
(a)
Section 1.1 of the Credit Agreement is hereby amended to add the following defined term in appropriate alphabetical order:

“Term Loan A-2 Effective Date” means May 17, 2023.

(b)
Clause (a)(iii) in Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iii) Aggregate Commitments. The aggregate amount of all increases under this Section 2.11 [Increase in Revolving Credit Commitments; Incremental Term Loans] after the Term Loan A-2 Effective Date (and after giving effect to the making of the Incremental Term Loan on the Term Loan A-2 Effective Date) shall not exceed $300,000,000.

(c)
Clause (a)(vi) in Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(vi) Maximum Increases. The aggregate number of increases of the Revolving Credit Commitments and Incremental Term Loans after the Term Loan A-2 Effective Date (and after giving effect to the making of the Incremental Term Loan on the Term Loan A-2 Effective Date) shall not exceed three (3) such increases during the term of this Agreement following such date.

3.
Conditions Precedent. This Agreement shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent:
(a)
This Agreement. Receipt by the Administrative Agent of executed counterparts of this Agreement duly executed by each of the Loan Parties, the Term Loan A-2 Lenders, the Required Lenders and the Administrative Agent.

(b)
Notes. Receipt by the Administrative Agent of, for each Term Loan A-2 Lender requesting a Note, a duly executed Note of the Borrower with respect to the Term Loan A-2 provided hereby.
(c)
Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of a certificate dated the Term Loan A-2 Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to: (a) all action taken by each Loan Party to validly authorize, duly execute and deliver this Agreement and the other applicable Loan Documents and attaching copies of such resolution or other corporate or organizational action; (b) the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures; and (c) copies of its organizational documents as in effect on the Term Loan A-2 Effective Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized.
(d)
Legal Opinions of Counsel. Receipt by the Administrative Agent of a written opinion of counsel for the Loan Parties, dated the Term Loan A-2 Effective Date in form and substance acceptable to the Administrative Agent and its counsel.
(e)
Lien Search. Receipt by the Administrative Agent of a Lien search in acceptable scope and with acceptable results.
(f)
Insurance Certificates. Receipt by the Administrative Agent of evidence that adequate insurance required to be maintained under the Credit Agreement is in full force and effect, in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent as additional insured and lender loss payee.
(g)
Loan Request. Receipt by the Administrative Agent of a duly executed and completed Loan Request with respect to the Term Loan A-2 provided hereby.
(h)
Closing Certificate. Receipt by the Administrative Agent of a certificate signed by an Authorized Officer of the Borrower certifying that (and providing reasonably detailed supporting calculations in the case of clause (v) below) before and after giving effect to, the funding of the Term Loan A-2 under this Agreement, and the other transactions contemplated hereby occurring on the Term Loan A-2 Effective Date:
(i)
the representations and warranties of the Loan Parties in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for representations and warranties which (A) specifically refer to an earlier date which are true and correct in all material respects as of such earlier date referred to therein, and (B) are qualified by materiality which are true and correct in all respects;
(ii)
all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Loan Parties in connection with the Term Loan A-2 provided hereby and any transaction being financed with the proceeds thereof have been obtained;
(iii)
no Event of Default or Potential Default has occurred and is continuing;
(iv)
there has not occurred since December 31, 2022 any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Change;

(v)
the Loan Parties are in compliance with the financial covenants set forth in the Credit Agreement as of the Term Loan A-2 Effective Date, calculated on a pro forma basis after giving effect to the incurrence of the funding of the Term Loan A-2 provided hereby and the use of proceeds thereof; and
(vi)
(A) the Borrower is Solvent and (B) the Loan Parties and their Subsidiaries, taken as a whole, are Solvent.
(i)
KYC Information; Beneficial Ownership. Receipt by the Administrative Agent and each Lender, within three (3) Business Days prior to the Term Loan A-2 Effective Date, in form and substance acceptable to the Administrative Agent and each Lender, an executed Beneficial Ownership Certification and such other documentation and other information requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the USA PATRIOT Act.
(j)
Fees; Expenses. Receipt by the Administrative Agent and the Lenders of (i) any fees required to be paid on or before the date hereof and (ii) payment for all expenses of the Administrative Agent (including the fees and expenses of counsel (including any local counsel)).
4.
Miscellaneous.
(a)
Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Each Loan Party reaffirms that each Lien created and granted in or pursuant to any Loan Document in favor of the Administrative Agent for the benefit of the holders of the Obligations is valid and subsisting, and acknowledges and agrees that this Agreement shall in no manner impair or otherwise adversely affect such Lien. Each Guarantor acknowledges and consents to all of the terms and conditions of this Agreement and agrees that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Loan Documents. Any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
(b)
The Borrower hereby represents and warrants as follows:
(i)
Each of the Loan Parties has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(ii)
This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(iii)
The execution and delivery by each Loan Party of this Agreement and the performance by each Loan Party of this Agreement and the Credit Agreement as amended hereby do not and will not (A) contravene the terms of any of such Loan Party’s organization documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any contractual obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries in each case where such conflict, breach or contravention could reasonably be expected to have a Material Adverse Change or (2) any order, injunction, writ or decree of any Official body or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.
(iv)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Official Body or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, other than (A) authorizations, approvals, actions, notices and filings which have been duly obtained or made, (B) filings which are necessary to release Liens granted pursuant to the document related to any Indebtedness to be refinanced on the Term Loan A-2 Effective Date, (C) filings to perfect or maintain the Liens created by the Collateral Documents and (D) those required to be obtained or made in connection with the exercise by the Administrative Agent or the Lenders of certain rights or remedies under the Loan Documents to the extent required by the terms thereof or applicable Law.
(v)
The Persons signing this Agreement include all of the Subsidiaries of the Borrower existing as of the date of this Agreement that are required to become Guarantors pursuant to the Credit Agreement.
(c)
The Loan Parties represent and warrant to the Lenders that after giving effect to this Agreement (i) the representations and warranties contained in Article 6 of the Credit Agreement and the other Loan Documents are and shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Change standard, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are and shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Change standard, in all respects) as of such earlier date and (ii) no Potential Default or Event of Default exists.
(d)
This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
(e)
This Agreement constitutes a Loan Document for all purposes.
(f)
The provisions of Section 11.11 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(g)
If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby, and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provision.

[signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

HELIOS TECHNOLOGIES, INC.

a Florida corporation

By: ________________________________
Name: Tricia Fulton
Title: Chief Financial Officer

GUARANTORS:

ENOVATION CONTROLS, LLC,
an Oklahoma limited liability company

SUN HYDRAULICS, LLC,
a Florida limited liability company

FASTER, INC.,
an Ohio corporation

SPA & BATH HOLDINGS, INC.,

a Delaware corporation

BALBOA WATER GROUP, LLC,

a Delaware limited liability company

HELIOS CENTER OF ENGINEERING EXCELLENCE, INC.,

a Delaware corporation

HELIOS HYDRAULICS AMERICAS, LLC,
a Delaware limited liability company

DAMAN PRODUCTS COMPANY, LLC,

a Delaware limited liability company

SCHULTES PRECISION MANUFACTURING, INC.,

an Illinois corporation

By:
Name: Tricia Fulton
Title: Authorized Signatory

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent, an Issuing Lender, the Swing Loan Lender, a Term Loan A-2 Lender, and a Lender

By: ________________________________
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK, as a Term Loan A-2 Lender and a Lender

By:
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK BANK, N.A., as a Term Loan A-2 Lender and a Lender

By:
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Term Loan A-2 Lender and a Lender

By:
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Loan A-2 Lender and a Lender

By:
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK N.A., as a Term Loan A-2 Lender and a Lender

By:
Name:
Title:

BANK OF MONTREAL, as an Issuing Lender

By:
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

SYNOVUS BANK, as a Term Loan A-2 Lender and a Lender

By:
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

M&T BANK, as a Term Loan A-2 Lender and a Lender

By:
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A., as a Lender

By:
Name:
Title:

HELIOS TECHNOLOGIES, INC.

INCREMENTAL Facility AMENDMENT TO Second AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 1(a)

Term Loan A-2 Commitments

Term Loan A-2 Lender	Term Loan A-2 Commitment	Ratable Share of Term Loan A-2
PNC Bank, National Association	$30,000,000.00	20.000000000%
Truist Bank	$24,000,000.00	16.000000000%
Citibank, N.A.	$22,000,000.00	14.666666667%
Regions Bank	$22,000,000.00	14.666666667%
Wells Fargo Bank, National Association	$22,000,000.00	14.666666667%
BMO Harris Bank N.A.	$17,500,000.00	11.666666667%
Synovus Bank	$6,250,000.00	4.166666666%
M&T Bank	$6,250,000.00	4.166666666%
TOTAL	$150,000,000.00	100.000000000%